UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 20, 2004

TRANSPORT CORPORATION OF AMERICA, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-24908	41-1386925
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1715 YANKEE DOODLE ROAD, EAGAN, MINNESOTA 55121 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(651) 686-2500 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 9.  Regulation FD Disclosure

The Transport Corporation of America, Inc. (the “Company”) 2003 Annual Report to Shareholders (excluding the Company’s 2003 Form 10-K Annual Report which is enclosed with the Annual Report to Shareholders and is separately filed with the Commission), attached hereto as Exhibit 99.1, is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.
(Registrant)

Date: April 21, 2004	By:	/s/ Michael J. Paxton
Michael J. Paxton, President and Chief Executive Officer

TRANSPORT CORPORATION OF AMERICA, INC.

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Portions of Transport Corporation of America, Inc. 2003 Annual Report to Shareholders.